Exhibit 99.1

Nuvera Announces Plans to Suspend Dividend as Company Focuses on Preserving Capital for New Fiber Network Growth

NEW ULM, Minnesota – September 29, 2023 – The Board of Directors (Board) of Nuvera Communications, Inc. (OTC: NUVR), a diversified communications company, today announced that it is suspending dividend payments to its shareholders and will not declare or pay a dividend in the 2023 third quarter.

The Board’s action reflects the Company’s commitment to maximize available capital for the foreseeable future as it executes on its Nuvera Gig Cities™ project. This decision focuses available capital on deploying fiber and capturing the growth opportunity in new and existing markets in southern Minnesota.

Nuvera believes this investment in the largest infrastructure project in company history is strengthening its competitive position as a regional provider.

“Decisions like this are always very difficult, but they are essential as we continue to execute on our transformational opportunity to build a new fiber network to serve our customers,” said Nuvera Board Chairman Perry Meyer. “The Nuvera Gig Cities project is creating a durable future for our company and the infrastructure we need to deliver future value to our shareholders, our customers and the communities we serve.” We intend to make additional disclosures about our current and future liquidity and capital resource needs, our sources and uses of capital, and our future dividend expectations in press releases and public filings with the United States Securities and Exchange Commission.

“Nuvera strongly believes the Nuvera Gig Cities project will deliver increased future value as we strengthen the foundation of our fiber network, build the capacity to scale up speeds rapidly and move the company forward as the leading regional provider in southern Minnesota,” added Nuvera CEO Glenn Zerbe.

About Nuvera

Nuvera Communications is a leading Minnesota broadband provider headquartered in New Ulm, Minnesota. Nuvera’s state-the-art fiber network provides reliable and affordable residential internet service through both fiber-to-the-neighborhood and newly expanding Gig-speed fiber-to-the-home services. Nuvera also provides business services including fiber internet, voice, hosting and managed services. Nuvera serves residents and businesses in New Ulm, Glencoe, Goodhue, Hutchinson, Litchfield, Prior Lake, Redwood Falls, Elko New Market, Savage, Sleepy Eye, Springfield, and surrounding communities. Nuvera also serves customers in Aurelia, Iowa. Nuvera is a Fiber Minnesota partner which cooperatively enables connectivity for multi-location business customer locations, wireless towers, and network connectively to major internet connection transport points. Nuvera Communications, Inc., is a publicly held corporation.

For more information about Nuvera, visit http://www.nuvera.net/investors.

Forward Looking Statements

From time to time, in reports filed with, or furnished to the United States Securities and Exchange Commission, in press releases, and in other communications to shareholders or the investing public, we may make forward-looking statements concerning possible or anticipated future financial performance, business activities or plans. These statements generally are identified by the words “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “plans,” “may,” “will,” “would,” “seeks,” “targets,” “continues,” “should,” “will be,” “will continue,” or similar expressions. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance, or achievements of Nuvera and its subsidiaries to be different from those expressed or implied in the forward-looking statements.

For these forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the federal securities laws. Shareholders and the investing public should understand that these forward-looking statements are subject to risks and uncertainties that could affect our actual results and cause actual results to differ materially from those indicated in the forward-looking statements.

These risks and uncertainties may include, but are not limited to:

•        our decision to actively build and deploy the largest infrastructure project in our company history through the Nuvera Gig Cities™ project construction that we first announced in December 2021;

•        our ability to attract and retain customers in our service areas, including the areas serviced by our fiber initiative;

•        our ability to finance the deployment of our ongoing infrastructure project and meet our liquidity and capital needs;

•        our ability to declare cash dividends in the near-future in light of our commitment to actively build and deploy our largest infrastructure project and support

•        our current debt structure may change due to increases in interest rates or our ability to comply with lender loan covenants or any decision we may make to seek additional debt capital;

•        elimination of, or changes in the structure or level of, federal or state governmental network support we receive;

•        unfavorable general economic conditions that could negatively affect our operating results;

•        possible customer payment defaults:

•        possible future substantial regulatory change and increased competition;

•        our possible pursuit of acquisitions could be expensive or unsuccessful;

•        we may not accurately predict technological trends or the success of new products

•        a failure in our operational systems or infrastructure could affect our operations;

•        data security breaches to us or our customers; and

•        possible replacement or turnover of management or key personnel.

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